December 16, 2008

DREYFUS FUNDS, INC. (formerly named Dreyfus Founders Funds, Inc.)

Supplement to Statement of Additional Information Dated May 1, 2008 (as previously supplemented)

Converting Shares

The following information supplements information contained in the Funds’ Statement of Additional Information:

Under certain circumstances, shares may be converted from one class of shares to another class of  shares of the same Fund. The aggregate dollar value of the shares of the class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion. An investor whose shares are converted from one class to another class of the same Fund will not realize taxable gain or loss as a result of the conversion.

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